SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 August 21, 2000
                             -----------------------
                                (Date of report)



                               WORLD CALLNET, INC.



        DELAWARE                    1-12835                 75-2468002
    ----------------               ---------              --------------
(State of Incorporation)    (Commission File Number)     (IRS Employer ID)




           Brecon House, Meridian Gate, 207 Marsh Wall, London E14 9YT
           -----------------------------------------------------------
                    (Address of Principle Executive Offices)



                               011 44 171 335 8300
                            -------------------------
                         (Registrant's Telephone Number)




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ITEM 1.  Changes in Control of Registrant.

         On July 31, 2000, shareholders holding a majority in interest of the issued and outstanding stock in World CallNet, Inc., a Delaware corporation ("Corporation"), executed an Action, Without Meeting, by Written Consent of Shareholders Holding a Majority of Issued and Outstanding Stock of World CallNet, Inc. ("Action"). The Action was prepared pursuant to the provisions ofss.228 of the Delaware General Corporations Law and Section 1 of Article II of the Bylaws of the Corporation. The shareholders executing the Action were Agraffen AB/Toro Invegren, Arahbourg Holdings, Ltd., Bataurus B.V., Crayford Associates, Ltd., Fastiumets AB Vasaparken, Gullibsen/Delphi, Heibe, R. Henderson, MailTV Pty., Ltd., Pilrheson, and Town Invest, S.A.

         In the Action, the shareholders approved the removal of Paul Goodman-Simpson, Aaron Goodman-Simpson and Keith Goodyer as directors of the Corporation and the appointment of John Kahlbetzer, Graham Avery, and Peter Cordas as directors. The Action also approved Gerard Farley and Peter Boonen to continue serving as directors.

         On August 1, 2000, several of the shareholders met with Messrs. Paul Goodman- Simpson, Aaron Goodman-Simpson, and Keith Goodyer at the Corporation's UK offices in order to present the Action. At that time, Messrs. Paul Goodman-Simpson, Aaron Goodman-Simpson, and Keith Goodyer resigned as directors of the Corporation.

         After  the  resignation  of the  prior  board  members,  the  Board  of
Directors as reconstituted removed Messrs. Paul Goodman-Simpson, Aaron Goodman-Simpson, and Keith Goodyer as officers of the Corporation. In their stead, the new Board elected Mr. Graham Avery as Chairman of the Board, Mr. Gerard Farley as President and Chief Executive Officer, and Peter Cordas as Chief Financial Officer.

         Additionally,   the   Board  of   Directors   replaced   Messrs.   Paul
Goodman-Simpson, Aaron Goodman-Simpson, and Keith Goodyer as officers and directors of the Corporation's subsidiaries. They were replaced by Gerard Farley as Director and various officers.

         At this time, the current Board and officers are carefully reviewing the prior activities of the Corporation in order to reach a determination as to the best course of conduct for the Corporation.

ITEM 2.  Acquisition or Disposition of Assets.

         No reportable event.


ITEM 3.  Bankruptcy or Receivership.

         No reportable event.


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ITEM 4.  Changes in Registrant's Certifying Accountant.

         No reportable event.


ITEM 5.  Other Events.

         No reportable event.


ITEM 6.  Resignations of Registrant's Directors.

         See response to Item 1.

         No departing director has submitted a letter to the Registrant, describing any disagreement and requesting that the matter be disclosed.

ITEM 7.  Financial Statements and Exhibits.

         See financials being filed with Form 10-QSB on August 21, 2000.

ITEM 8.  Change in Fiscal Year.

         No reportable event.



                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                         WORLD CALLNET, INC.
                                         (Registrant)


Dated: August 21, 2000                   By:  /s/ Gerard Farley
                                              ----------------------------------
                                              Gerard Farley, Director, President
                                              and Chief Executive Officer





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